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                     VAN KAMPEN INSURED TAX FREE INCOME FUND
                          ITEM 77(O) 10F-3 TRANSACTIONS
                       APRIL 1, 2007 - SEPTEMBER 30, 2007

                                                                   AMOUNT OF    % OF      % OF
                                        OFFERING       TOTAL        SHARES    OFFERING   FUNDS
    SECURITY      PURCHASE/   SIZE OF   PRICE OF     AMOUNT OF     PURCHASED  PURCHASED  TOTAL
    PURCHASED     TRADE DATE  OFFERING   SHARES      OFFERING       BY FUND    BY FUND   ASSETS      BROKERS      PURCHASED FROM
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
                                                                                                 JPMorgan, UBS
                                                                                                 Investment
   Puerto Rico                                                                                   Bank, Wachovia
 Electric Power    04/20/07      --      $104.00  $1,943,565,000   7,500,000    0.39%    0.68%   Bank, National      JPMorgan
    Authority                                                                                    Association,
                                                                                                 Banc of
                                                                                                 America
                                                                                                 Securitites
                                                                                                 LLC, BBVAPR
                                                                                                 MSD,
                                                                                                 Citigroup,
                                                                                                 Goldman Sachs
                                                                                                 & Co., Lehman
                                                                                                 Brothers,
                                                                                                 Merrill Lynch
                                                                                                 & Co., Morgan
                                                                                                 Stanley,
                                                                                                 Popular
                                                                                                 Securities,
                                                                                                 RBC Capital
                                                                                                 Markets,
                                                                                                 Samuel A.
                                                                                                 Ramirez & Co.
   Triborough                                                                                    and Santander
 Bridge & Tunnel                                                                                 Securities
 Authority 5.00%   06/13/07      --      $102.44   $223,355,000    5,000,000    2.24%    0.46%       Lehman       Lehman Brothers
 due 11/15/2037                                                                                   Brothers, UBS
                                                                                                   Investment
                                                                                                   Bank, Bear
                                                                                                  Stearns & Co.
                                                                                                   Inc., Citi,
                                                                                                 JPMorgan, A.G.
                                                                                                  Edwards, Banc
                                                                                                   of America
                                                                                                   Securities
                                                                                                   LLC, First
                                                                                                 Albany Capital
                                                                                                   Inc., Loop
                                                                                                     Capital
                                                                                                  Markets, LLC,
                                                                                                  Merrill Lynch
                                                                                                  & Co., Morgan
                                                                                                  Stanley, M.R.
                                                                                                     Beal &
                                                                                                    Company,
                                                                                                 Ramirez & Co.,
                                                                                                  Inc., Raymond
                                                                                                     James &
                                                                                                   Associates,
                                                                                                    Inc., RBC
                                                                                                     Capital
                                                                                                    Markets,
                                                                                                   Roosevelt &
                                                                                                  Cross, Inc.,
                                                                                                     Siebert
                                                                                                    Brandford
                                                                                                  Shank & Co.,
                                                                                                     LLC and
                                                                                                 Wachovia Bank,
                                                                                                      N.A.
                                                                                                     Lehman
                                                                                                    Brothers,
  Massachusetts                                                                                   JPMorgan, UBS
   St. Housing     06/15/07      --      $100.00   $106,670,000    3,000,000    2.81%    0.28%     Investment     Lehman Brothers
 Finance Agency                                                                                    Bank, A.G.
                                                                                                    Edwards &
                                                                                                   Sons, Inc.,
                                                                                                     Banc of
                                                                                                     America
                                                                                                   Securities
                                                                                                    LLC, Bear
                                                                                                  Stearns & Co.
                                                                                                      Inc.,
                                                                                                   Citigroup,
                                                                                                  First Albany
                                                                                                    Capital,
                                                                                                 Goldman, Sachs
                                                                                                   & Co., Loop
                                                                                                     Capital
                                                                                                  Markets, LLC,
                                                                                                  Merrill Lynch
                                                                                                  & Co., Morgan
                                                                                                 Stanley, Piper
                                                                                                  Jaffray & Co.
                                                                                                   and Raymond
                                                                                                     James &
                                                                                                   Associates,
                                                                                                      Inc.
                                                                                                  Citi, Banc of
 California St.                                                                                      America
    5.00% due      06/21/07     --       $101.72  $2,500,000,000   5,000,000    0.20%    0.46%     Securities        Citigroup
   06/01/2037                                                                                     LLC, E.J. De
                                                                                                 La Rosa & Co.,
                                                                                                 Inc., Fidelity
                                                                                                     Capital
                                                                                                     Markets
                                                                                                    Services,
                                                                                                 Alamo Capital,
                                                                                                  Alta Capital
                                                                                                     Group,
                                                                                                   Backstrom,
                                                                                                 McCarley Berry
                                                                                                   & Co., LLC,
                                                                                                 Bear Stearns &
                                                                                                   Co., Inc.,
                                                                                                    Comerica
                                                                                                   Securities,
                                                                                                     Crocker
                                                                                                   Securities,
                                                                                                  LLC, Goldman,
                                                                                                  Sachs & Co.,
                                                                                                  Great Pacific
                                                                                                   Securities,
                                                                                                    Grigsby &
                                                                                                   Associates,
                                                                                                      Inc.,
                                                                                                    JPMorgan,
                                                                                                    Henderson
                                                                                                     Capital
                                                                                                    Partners,
                                                                                                     Lehman
                                                                                                    Brothers,
                                                                                                  Merrill Lynch
                                                                                                  & Co., Morgan
                                                                                                  Stanley & Co.
                                                                                                  Incorporated,
                                                                                                   RBC Capital
                                                                                                    Markets,
                                                                                                 Ramirez & Co.,
                                                                                                  Inc., Siebert
                                                                                                    Brandford
                                                                                                  Shank & Co.,
                                                                                                  LLC, Stone &
                                                                                                 Youngberg LLC,
                                                                                                 UBS Securities
                                                                                                  LLC, Wedbush
                                                                                                     Morgan
                                                                                                 Securities and
                                                                                                   Wells Fargo
                                                                                                  Institutional
                                                                                                   Securities,
 Aurora Colorado                                                                                       LLC
   Water Impt.                                                                                      JPMorgan,
    5.00% due      06/26/07      --      $102.78   $421,495,000    5,000,000    1.19%    0.46%       Morgan       Banc of America
   08/01/2039                                                                                       Stanley,
                                                                                                   Citigroup,
                                                                                                 George K. Baum
                                                                                                 & Company, RBC
                                                                                                     Capital
                                                                                                   Markets and
                                                                                                 Stifel Nicolaus
   California                                                                                     Merrill Lynch
     Housing                                                                                       & Co., Bear
  Authority Fin                                                                                   Stearns & Co.
Agency 4.95% due   06/29/07      --      $100.00   $350,000,000   10,935,000    3.12%    1.01%   Inc., Goldman,    Merrill Lynch
   08/01/2023                                                                                     Sachs & Co.,
                                                                                                  A. G. Edwards
                                                                                                  & Sons, Inc.
                                                                                                   and Morgan
                                                                                                     Stanley
                                                                                                 Goldman, Sachs
   Puerto Rico                                                                                    & Co., Lehman
    Sales Tax      07/13/07      --      $15.91   $2,667,603,573  30,000,000    1.12%    2.78%   Brothers, A.G.    Goldman Sachs
    Financing                                                                                       Edwards &
                                                                                                   Sons, Inc.,
                                                                                                     Banc of
                                                                                                     America
                                                                                                   Securities
                                                                                                   LLC, BBVAPR
                                                                                                   MSD, Bear,
                                                                                                  Stearns & Co.
                                                                                                      Inc.,
                                                                                                    Citigroup
                                                                                                 Global Markets
                                                                                                   Inc., First
                                                                                                 Albany Capital
                                                                                                   Inc., J.P.
                                                                                                     Morgan
                                                                                                   Securities
                                                                                                   Inc., Loop
                                                                                                     Capital
                                                                                                    Markets,
                                                                                                  Merrill Lynch
                                                                                                  & Co., Morgan
                                                                                                  Stanley & Co.
                                                                                                  Incorporated,
                                                                                                    Oriental
                                                                                                    Financial
                                                                                                    Services,
                                                                                                     Popular
                                                                                                   Securities,
                                                                                                    Inc., RBC
                                                                                                     Capital
                                                                                                    Markets,
                                                                                                 Ramirez & Co.,
                                                                                                      Inc.,
                                                                                                    Santander
                                                                                                   Securities,
                                                                                                 UBS Securities
                                                                                                     LLC and
                                                                                                 Wachovia Bank,
                                                                                                    National
                                                                                                   Association
 Miami-Dade Cnty                                                                                  Morgan Keegan
 & Swr 5.00% due   09/12/07      --      $105.56   $344,690,000    5,000,000    1.45%    0.48%     & Company,      Morgan Keegan
   10/02/2026                                                                                      Inc., Citi,         & Co.
                                                                                                     Estrada
                                                                                                   Hinojaba &
                                                                                                  Company Inc.,
                                                                                                  Merrill Lynch
                                                                                                   & Co., M.R.
                                                                                                     Beal &
                                                                                                  Company, A.G.
                                                                                                    Edwwards,
                                                                                                    Guzman &
                                                                                                    Company,
                                                                                                     Jackson
                                                                                                   Securities,
                                                                                                  Loop Capital
                                                                                                  Markets, LLC,
                                                                                                 Morgan Stanley
                                                                                                      & Co.
                                                                                                  Incorporated,
                                                                                                 Ramirez & Co.,
                                                                                                  Inc., Raymond
                                                                                                     James &
                                                                                                   Associates,
                                                                                                 Inc. , Siebert
                                                                                                    Brandford
                                                                                                     Shank &
                                                                                                   Company LLC
                                                                                                   and Stifel,
                                                                                                   Nicolaus &
                                                                                                     Company
                                                                                                  Incorporated
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